SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2000

PINNACLE WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

400 East Van Buren St., P.O. Box 52132, Phoenix, Arizona	85072-2132
(Address of principal executive offices)	(Zip Code)

(602) 379-2500
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Pinnacle West Capital Corporation is holding an analyst conference in Phoenix, Arizona on October 26, 2000. The written materials to be presented at this conference are attached hereto as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: October 25, 2000	By: Barbara M. Gomez
Barbara M. Gomez
Treasurer